Supplement to the
Fidelity® Intermediate Bond Fund
October 30, 2008
Prospectus

The following information replaces the biographical information for Ford O'Neil found in the "Fund Management" section on page 23.

Robert Galusza is lead manager of Intermediate Bond Fund, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as an analyst and a portfolio manager.

Ford O'Neil is co-manager of Intermediate Bond Fund, which he has managed since July 1998. He also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and a portfolio manager.

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